Acquiring GeneDx to Strengthen our Market-Leading AI-Driven Genomic & Clinical Data Platform Exhibit 99.2

2 Disclaimer This confidential presentation (this “presentation”) is being delivered to you by Sema4 Holdings Corp. (“Sema4”) and GeneDx, Inc. (“GeneDx”) for use by and Sema4 and GeneDx in connection with Sema4’s proposed acquisition of GeneDx and Sema4’s proposed offering of Class A common stock (“common stock”) in a private placement (the “Transaction”). Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of its contents, without the prior consent of Sema4 or GeneDx is prohibited. By accepting this presentation, each recipient and its directors, partners, officers, employees, attorney(s), agents and representatives (the “recipient”) agrees: (i) to maintain the confidentiality of all information that is contained in this presentation and not already in the public domain; and (ii) to return or destroy all copies of this presentation or portions thereof in its possession following the request for the return or destruction of such copies. No Representations and Warranties This presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to Sema4. The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Sema4 or GeneDx or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction between Sema4 and GeneDx and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. Sema4 and GeneDx disclaim any duty to update the information contained in this presentation. Forward-Looking Statements This presentation contains “forward-looking statements” under the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Sema4’s and GeneDx’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in this presentation include, but are not limited to, statements about: Sema4’s and GeneDx’s expectations with respect to future performance and anticipated financial impacts of the Transaction, the satisfaction of closing conditions to the Transaction and the timing of the completion of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Sema4’s and GeneDx’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against Sema4 or GeneDx following the announcement of the Transaction; (2) the inability to complete the Transaction, including due to the inability to concurrently close the merger and the private placement of common stock or due to failure to obtain approval of the stockholders of Sema4; (3) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regular reviews required to complete the Transaction; (4) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (5) the inability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees; (6) costs related to the Transaction; (7) changes in the applicable laws or regulations; (8) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (9) the impact of the global COVID-19 pandemic; and (10) other risks and uncertainties indicated from time to time described in Sema4’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, the proxy statement relating to the Transaction, including those under “Risk Factors” therein, and in Sema4’s other filings with the U.S. Securities and Exchange Commission (the “SEC”). Sema4 and GeneDx caution that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Moreover, Sema4 and GeneDx operate in a very competitive and rapidly changing environment. New risks emerge from time to time. Except as required by law, neither Sema4 nor GeneDx undertakes any obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in their expectations. Industry and Market Data In this presentation, Sema4 and GeneDx rely on and refer to publicly available information and statistics regarding market participants in the sectors in which Sema4 and GeneDx compete and other industry data. Any comparison of Sema4 or GeneDx to the industry or to any of their competitors is based on this publicly available information and statistics and such comparisons assume the reliability of the information available to Sema4 and GeneDx. Sema4 and GeneDx obtained this information and statistics from third-party sources, including reports by market research firms and company filings. While Sema4 and GeneDx believe such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Neither Sema4 nor GeneDx has independently verified the information provided by the third-party sources. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but Sema4 and GeneDx will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Financial and Other Information The financial information contained in this presentation has been taken from or prepared based on the historical financial statements of GeneDx for the periods presented. An audit of the annual financial statements is in process. Accordingly, such financial information and data may not be included in, may be adjusted in or may be presented differently in any proxy statement to be filed with the SEC by Sema4 in connection with the Transaction. GeneDx has not yet completed its closing procedures for the three months ended December 31, 2021. This presentation contains certain estimated preliminary financial results and key operating metrics for the year ended December 31, 2021 and the three and nine months ended September 30, 2021. This information is preliminary and subject to change. As such, GeneDx’s actual results may differ from the estimated preliminary results presented here and will not be finalized until GeneDx completes its year-end accounting procedures. This presentation includes non-GAAP financial measures, including Adjusted Gross Profit Margin. Adjusted Gross Margin is defined as Adjusted Gross Profit divided by revenue. Adjusted Gross Profit is defined as revenue less cost of services, excluding stock-based compensation expense, and COVID-19 costs. Management believes that these non-GAAP measures of financial results are useful in evaluating the Sema4's operating performance compared to that of other companies in its industry, as this metric generally eliminates the effects of certain items that may vary from company to company for reasons unrelated to overall operating performance. Additional Information and Where to Find It / Non-Solicitation In connection with the proposed Transaction, Sema4 intends to file a preliminary proxy statement on Schedule 14A with the SEC. Following the filing of the definitive proxy statement with the SEC, the definitive proxy statement will be sent to the stockholders of Sema4. Sema4 also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Sema4 are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Transaction as they become available because they will contain important information about the proposed Transaction. Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by Sema4 through the website maintained by the SEC at www.sec.gov. Participants in Solicitation Sema4 and GeneDx and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Sema4’s stockholders in connection with the proposed transaction. Information about Sema4’s directors and executive officers and their ownership of Sema4’s securities is set forth in Sema4’s filings with the SEC, including Sema4’s prospectus dated August 12, 2021 (the “Prospectus”). To the extent that holdings of Sema4’s securities have changed since the amounts shown in the Prospectus, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the Transaction will be contained in the proxy statement when available. You may obtain free copies of these documents as described in the preceding paragraph. No Offer or Solicitation These communications do not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Accelerating Profitability 16% Gross Margin (FY22 Pro Forma)2 50% Gross Margin (FY25 Target)2 Positive FCF (by YE25)2 Total Acquisition Consideration up to $623M3 $473M Upfront Up to $150M Revenue Milestones Enhancing Our Reach into Health Systems and Pharma Leading Franchise in Women’s Health1 Leading Franchise in Rare Disease1 Accelerated Adoption of our Oncology Portfolio Unparalleled capabilities in data1 Increased Scale and Growth $350M in Revenue (FY22E Pro Forma)2 30% CAGR (Long-term)2 3 1 Based on Company estimates 2 Estimated and pro forma results are subject to certain assumptions, risks and uncertainties and assume the business operated as one company beginning January 1, 2022. See Disclaimer on slide 2. 3 Based on the closing price of SMFR common stock of $4.04 on January 14, 2022 + $200 Million Private Placement by leading investors including

4 + Clinical NGS 80%+ of 2022E pro forma revenue Clinical Exomes 30% of revenue growing to 80% next few years2 Managing 46+ petabytes of data growing at an accelerated pace Our Health System Partners serve 20M+ patients Women's Health, 48% Oncology, 5% Whole Exome/Genome, 25% Data & Pharma, 5% Other Dx, 18% 1. Health Systems: Accelerating uptake of the clinical exome into our core channels 2. Data: Leveraging GeneDx's market-leading exome database with Sema4's Centrellis® platform 3. Scale: Market leader in Women's Health and market leader in Rare Disease 4. Synergy: Accelerating our path to profitability Deal Rationale 2022E Pro Forma Revenue1 1 Estimated and pro forma results are subject to certain assumptions, risks and uncertainties. See Disclaimer on slide 2. 2 Clinical exomes includes “Whole Exome/Genome” and ”Oncology” 2022E pro forma revenue.

Who is GeneDx?

Product: #1 rare disorders franchise with industry-leading clinical exome sequencing[1]	300K+ Clinical exomes sequenced – most by any company[1]	70% market share among clinicians ordering exomes[1]	Definitive diagnosis in 20% more cases and 27% fewer uncertain findings vs. public data sets[1]	
Competitive Advantage: Industry-leading curated data asset[1]	9 years of clinical exome sequencing	2.1M Expertly annotated phenotypes[2]	300 Gene discovery publications since 2015[2]	95% Reduction in interpretation COGS since 2013
Talent: Experienced management and engineering team with deep genetics expertise	100+ MDs / PhDs[3]	~70 Commercial experts in sales, marketing, market access, product, BD[3]		300 Gene discovery publications since 2015[1]
Relationships: Entrenched relationships with leading hospitals	100+ U.S. children's hospitals have contracts with GeneDx	$116M Estimated 2021 revenues[4]	145K Estimated 2021 test volume	

[1] Company Estimates
[2] Includes NEJM, Nature, and JAMA
[3] As of December 31, 2021
[4] GeneDx's estimates of its Full Year 2021 revenue are subject to revision, which could be material, as it completes the preparation of its 2021 year-end financial statements.

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sema4

A Market-Leading AI-Driven Genomic & Clinical Data Platform 6 ▪ Sema4: 288K tests/year, 500K+ genomic profiles ▪ GeneDx: 145K tests/year, 300K+ clinical exomes with 180K+ patient-child trios for deeper insights Generating Data/ Growing Patient Base More holistic patient engagement → bigger data ▪ Sema4: 12M patients with de-identified records & managing 46+ petabytes of data ▪ GeneDx: Adding 2.1M expert-curated phenotypes Increasing Scale ▪ Platform for delivering differentiated, actionable insights ▪ Adding >100 new disease-gene relationships published annually Delivering Insights +

Centrellis® Health System Dominant Partnership Pharma Dominant Partnership HS-Pharm Synergistic Partnership Enhancing Our Reach into Health Systems & Biopharma Drug Discovery Collaboration Precision Medicine Drug Screening Collaboration Clinical Trial Match and Recruitment into Trials w/Health System Partners Patient ID and Recruitment Molecular Profiling and Real-World Evidence + 7

Broader Portfolio Increases Longitudinal Engagement and Enhances Centrellis® 8 Women’s Health: $4B NICU & Outpatient: $3B Substantial cost savings via early screening Newborn Screening: $10B Increasing inclusion of genetics in screening programs Reimbursement expanding via ACOG guidelines Genomic Health Screening: $16B Oncology: $18B Rapidly expanding into oncology, cardio and neuro Rapid uptake of genomic profiling for therapy selection and MRD Expanding From Patient Engagement into Family Health ($50B+ TAM)1 Current Gap for Sema4 Underdeveloped Solution for Sema4 Accelerating our move to Exome/WGS 1 Addressable Markets Source: Company Estimates Hereditary risk and disease Newborn Screening and Reproductive Medicine

9 Accelerating Our “One Test” Platform with GeneDx's Universal Genomics Chassis Provider-initiated order across all Sema4 germline genomic tests Automated software query of generated data Ability to order subsequent tests for insights across a broad array of diseases and conditions/wellness GENERATE MANY CLINICAL REPORTS Repeated insights from existing data → increasing tech-like gross margins for genomic tests SEQUENCE ONCE CAPTURE MAJORITY OF PATIENTS During initial order across expansive offering of genomic testing solutions RICH REFERENCE DATA SETS easily accessed and queried for collaborations Resulting whole exome/genome data linked to longitudinal clinical annotation Polygenic Risk Scores Carrier Screening Hereditary Cancer PGx Whole Exome/ Genome Products Newborn Screening + NICU/PICU Dx Somatic Tumor Profiling Sequence Once, Analyze for a Lifetime Patient’s Lifetime

Deal Structure & Financing Terms 10

$32 $29+2 $147 $175+2 $95 $116 2020A 2021E 11 Illustrative Pro Forma Revenue Growth and Path to Profitability1 +20%Revenue Growth3 5%Adjusted Gross Margin ($226)Proforma FCF4 ($mm) Standalone Revenue (Historical and Estimated, $ millions) Pro Forma (ex-COVID, $ millions) Long-Term Growth $175+ $220 $116 $130 2021E 2022E $475 $636 $817 2023E 2024E 2025E +21% 16% ($271) +36% 33% ($199) +34% 43% ($99) +28% 50% $33 SEMA4 COVID 2022 GeneDx milestone target is $163M vs GeneDx revenue guidance of $130M5 $291+ $350 1 Estimated and pro forma results non-GAAP and are subject to certain assumptions, risks and uncertainties. See Disclaimer on slide 2. 2 Based on Sema4’s FY2021 Guidance of $204-206M which includes COVID-19 revenue 3 Revenue growth excludes COVID-19 revenue 4 Proforma FCF excludes one-time transaction and integration expenses 5 Milestone payment triggers at 90% of threshold

Summary Acquisition Terms 12 Expected closing in Q2, subject to Sema4 stockholder approval and customary conditions ~$400M balance sheet cash pro forma for transaction provides ample flexibility Timing Pro Forma Capitalization Cash $150M Equity $323M (80.0M @ $4.04/share)1 Total Upfront $473M 2022 GeneDx Revenue $163M in 2022 GeneDx revenue = up to $112.5M milestone in cash or SMFR equity2 2023 GeneDx Revenue $219M in 2023 GeneDx revenue = up to $37.5M milestone in cash or SMFR equity2 U p fr o n t V a lu e M ile s to n e P a y m e n ts 1 Upfront shares of common stock fixed at 80.0M shares. Value calculated based on SMFR closing price of $4.04 on January 14, 2022 2 80% of milestone payment paid if 90%+ of revenue target is achieved. Milestone payment paid in cash or shares of SMFR at Sema4’s discretion T o ta l Acquisition Multiples Upfront consideration $473M = 3.6x multiple on 2022 base case revenue of $130M Total consideration $623M = 2.8x multiple on 2023 milestone target revenues

$200M in Committed Financing Alongside The Acquisition 13 Equity Form PIPE (Common Stock) Size $200M Terms/Pricing $4.00 Shares 50M Expected Closing Date Substantially concurrent with close of the acquisition, subject to the satisfaction of customary closing conditions. Private placement from leading growth and life sciences investors, including Pfizer to fund the upfront cash portion of the GeneDx acquisition, transaction costs, and to fuel future growth

Creating the Leading Genomic Data Platform, from Generation to Insights 14 + Serving Patients Throughout Life, Deeply Integrated Within Health Systems Driving Growth and Scale in Genomic Diagnostics Complementary Revenue Streams and Margin Optimization Opportunity Strengthening Market-Leading Data & Analytics Capabilities 1 3 2 4 Joining Forces as a Team With Unparalleled Expertise in Shaping the Market5

Q&A 15

Appendix 16

Jason Ryan Leadership: Focused on Scaling and Driving Operational Excellence Katherine Stueland President & CEO, GeneDx Eric Schadt Founder & CEO, Sema4 CO-CEO STRUCTURE Focus on: Strategic Partnerships & R&D Focus on: Commercial & Operations 17 BOARD OF DIRECTORS1 Dennis Charney Nat TurnerEmily Leproust Mike Pellini Rachel ShermanEli Casdin OpkoTBDJoshua Ruch 1 Post Transaction Board of Directors includes Eric Schadt & Katherine Stueland

18 Business Mix (2021) FY2021E1 FY2021E1 Pro Forma1 REVENUE $204-206M $116M $320-322M % Growth 19%2 22% 20%2 VOLUME 288K1 145K 430K % Growth 37%2 29% 35%2 TEST MIX Large Carrier 51% NIPT 9%Oncology 5% Other 35% Rare 21% Neuro 19% Oncology 10% CV 8% Exome 42% Large Carrier 34% NIPT 6% Oncology 6% Rare 7%CV 3% Neuro 7% Other 37% 1 Estimated and pro forma results are subject to certain assumptions, risks and uncertainties. See Disclaimer on slide 2. 2 Represents growth excluding COVID revenues and volumes

Providing Direct Access to Huge Tangible and Addressable Markets 19 1 1 $50B+ FAMILY HEALTH GENOMIC TESTING Women’s Health & Pediatrics = $17B Adult Screening = $16B Oncology = $18B $35B+ PHARMA & DATA INFORMATION SERVICES Research & Development = $15B Clinical Development = $8B Health Solution = $12B $100B+ PRECISION MEDICINE AS THE STANDARD OF CARE Market leading analytics and health intelligence platform driving a transformation in health care delivery 1 1 Source: Company Estimates

Research & Development $15B1 Clinical Development $8B1 Health Solutions $12B1 Depth and Breadth of Combined Dataset to Catalyze Secondary Data Monetization 20 DATA & PHARMA INFORMATION SERVICES $35B Lead identification to help de-risk programs Preclinical/Phase 1: Reduce trial duration, minimize dose finding, better patient selectivity Phase II-III: Direct identification of patients through EMR for biomarker-defined trials Protocol optimization and real world data Data curation, population health and patient engagement for health systems Subscriptions and connecting patients with products and services 1 Source: Company Estimates